UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

INTRODUCTORY NOTE
On November 1, 2022 (the “Closing Date”), pursuant to that certain Purchase Agreement (as amended by the Amendment, the “Purchase Agreement”), dated as of February 18, 2022, as amended September 2, 2022 (the “Amendment”), by and between Churchill Downs Incorporated, a Kentucky corporation (the “Company”) and Peninsula Pacific Entertainment Intermediate Holdings LLC (“P2E”), the Company completed its previously announced acquisition of the following properties (the “P2E Transaction”): Colonial Downs Racetrack in New Kent, Virginia, six historical racing entertainment venues across Virginia, del Lago Resort & Casino in Waterloo, New York, and the Hard Rock Hotel & Casino in Sioux City, Iowa.
Item 2.01. Completion of Acquisition or Disposition of Assets
On the Closing Date, pursuant to the Purchase Agreement, the Company completed the P2E Transaction. The Company paid an aggregate consideration of US$2.75 billion in cash in connection with the P2E Transaction, subject to customary adjustments for working capital, indebtedness and certain other adjustments as set forth in the Purchase Agreement.
The foregoing description of the Purchase Agreement, the Amendment and the P2E Transaction in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, reference to (i) the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2022 and is incorporated herein by reference and (ii) the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2022 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
A copy of the press release announcing the P2E Transaction is furnished hereto as Exhibit 99.1. The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired	The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information	The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit Number	Description
2.1*	Purchase Agreement, dated as of February 18, 2022, by and between Peninsula Pacific Entertainment Intermediate Holdings LLC and Churchill Downs Incorporated (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 22, 2022)
2.2*	Amendment No. 1 to Purchase Agreement, dated as of September 2, 2022 by and between Peninsula Pacific Entertainment Intermediate Holdings LLC and Churchill Downs Incorporated (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2022)
99.1	Press Release, dated November 1, 2022, issued by Churchill Downs Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
November 1, 2022	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Senior Vice President, General Counsel and Secretary